                                                                  Exhibit 10.4

                             SECOND MODIFICATION OF
                            NOTE PURCHASE AGREEMENTS

                  THIS SECOND MODIFICATION OF NOTE PURCHASE AGREEMENTS (this "SECOND MODIFICATION"), dated as of November 21, 1996, is entered into by and among BLACK BOX CORPORATION OF PENNSYLVANIA (formerly known as Black Box Corporation; the "COMPANY") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("PRUDENTIAL"), THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("EQUITABLE") and EQUITABLE VARIABLE LIFE INSURANCE COMPANY ("EQUITABLE/V") and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("MASSMUTUAL" and, together with Prudential, Equitable and Equitable/V, the "NOTEHOLDERS").

                             W I T N E S S E T H :

                  WHEREAS, the Company and Prudential, Equitable, Equitable/V and MassMutual are parties to those certain separate Note Purchase Agreements, each dated as of May 6, 1994 (the "AGREEMENTS");

                  WHEREAS, the Company and Prudential, Equitable, Equitable/V and MassMutual entered into that certain Modification of Note Purchase Agreements, dated as of November 21, 1996 (the "MODIFICATION");

                  WHEREAS, in connection with the organization by Black Box Corporation, a Delaware corporation (formerly known as MB Communications, Inc.; the "GUARANTOR") of BBox Holding Company, a Delaware corporation and Wholly-Owned Subsidiary of the Guarantor (the "HOLDING COMPANY GUARANTOR") and the contribution by the Guarantor to the Holding Company Guarantor of 100% of the outstanding capital stock of the Company (the "RESTRUCTURING"), the Company has requested and the Noteholders have agreed to consent to certain modifications of the Agreements pursuant to paragraph 11C thereof;

                  WHEREAS, each of the Agreements provides that it may be amended (other than to make certain types of modifications not requested by the Company) with the consent of the holders of not less than two-thirds in aggregate principal amount of the Notes at any time outstanding under the Agreements;

                  WHEREAS, Prudential, Equitable, Equitable/V and MassMutual are, on the date hereof, the holders of 100% of the aggregate principal amount of the Notes outstanding under the Agreements; and

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders hereby agree as follows:


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                  1. DEFINITIONS. Unless the context otherwise requires,
capitalized terms used and not otherwise defined in this Second Modification shall have the meanings assigned to them in the Agreements.

                  2. MODIFICATIONS TO NOTE PURCHASE AGREEMENTS. The Company and the Noteholders agree to the following modifications:

                  (a) Paragraph 5F of each of the Agreements is amended in its entirety to read as follows:

                  5F. GOVERNMENTAL APPROVALS AND FILINGS. The Company covenants that it will, and will cause each of its Subsidiaries to, keep and maintain in full force and effect all Governmental Actions necessary or advisable in connection with execution and delivery of this Agreement by the Company, the Guarantee Agreement by the Guarantor and the Holding Company Guarantee Agreement by the Holding Company Guarantor, consummation by the Company, the Guarantor and the Holding Company Guarantor of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof by the Company, the Guarantor and the Holding Company Guarantor or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

                  (b) Paragraph 5K of each of the Agreements is amended in its entirety to read as follows:

                  5K. CONSOLIDATED TAX RETURN. The Company covenants that it will not, and will not suffer any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person other than the Guarantor, the Holding Company Guarantor, the Company and their respective Subsidiaries.

                  (c) Paragraph 6B of each of the Agreements is amended in its entirety to read as follows:

                  6B. CASH FLOW OF THE GUARANTOR. As of the last day of each fiscal quarter, the ratio of (a) the Consolidated Net Income of the Guarantor and its consolidated Subsidiaries, plus the amortization expense related to intangible assets of the Guarantor, the Holding Company Guarantor and the Company and its consolidated Subsidiaries for the four (4) most recently completed fiscal quarters to (b) the aggregate Indebtedness of the Company and its consolidated Subsidiaries determined in accordance with generally accepted accounting principles shall not be less than .25 to 1.

                  (d) Paragraph 6E of each of the Agreements is amended by adding the following clause (vii) immediately following clause (vi) and immediately prior to the last paragraph of the same paragraph 6E:

                  (vii) Indebtedness for borrowed money in the form of a note or notes payable by the Company to the order of the Holding Company Guarantor issued to evidence a Stock Payment made to the Holding Company Guarantor to the extent permitted by paragraph 6H or evidencing a payment of interest with respect to any such note or notes, which note or notes (i) shall be in substantially the form attached hereto as EXHIBIT I or otherwise in form and substance satisfactory to the Noteholders and the Company, the Noteholders hereby agreeing that any such note or notes may have a stated term of seven (7) years, but be payable on demand and require the payment of interest on an annual basis, and (ii) shall be subordinated to the Notes on the terms identified in EXHIBIT G attached hereto;

                  (e) Clause (iv) of paragraph 6G of each of the Agreements is amended in its entirety to read as follows:

                  (iv) Loans or advances to the Guarantor for the purposes of paying reasonable administrative costs and salaries of the Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business or loans or advances to the Holding Company Guarantor for the purposes of paying reasonable administrative costs and salaries of the Holding Company Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business; provided, that no loan or advance pursuant to this clause (iv) may be made (a) at any time when a Default or Event of Default exists or would occur after giving effect to such loan or advance or (b) if, after giving effect to such loan or advance, the aggregate amount of loans or advances made during any fiscal year of the Company, together with any Stock Payments made pursuant to paragraph 6H(i) during such fiscal year, would exceed $1,500,000;

                  (f) Paragraph 6H of each of the Agreements is amended in its entirety to read as follows:

                  6H. DIVIDENDS AND RELATED DISTRIBUTIONS. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Stock Payment, except as follows:

                  (i) Stock Payments to the Holding Company Guarantor, for the purposes of making Stock Payments to the Guarantor for the purposes of paying reasonable administrative costs and salaries of the Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business or Stock Payments to the Holding Company Guarantor for the purposes of paying reasonable administrative costs and salaries of the Holding Company Guarantor's employees, paying taxes and paying expenses incurred in the ordinary course of business; provided, that no Stock Payment pursuant to this clause (i) may be made (a) at any time when a Default or Event of Default exists or would occur after giving effect to such Stock Payment or (b) if, after giving effect to such Stock Payment, the aggregate amount of Stock Payments made during any fiscal year of the Company, together with any loans and advances made pursuant to paragraph 6G(iv) during such fiscal year, would exceed $1,500,000;

                  (ii) Stock Payments to the Holding Company Guarantor for the purposes of making Stock Payments to the Guarantor for the purposes of making Stock Payments to the extent permitted by Section 4.17 of the Guarantee Agreement; provided, that no Stock Payment pursuant to this clause (ii) may be made at any time when a Default or Event of Default exists or would occur after giving effect to such Stock Payment;

                  (iii) Stock Payments to the Holding Company Guarantor so long as the proceeds thereof shall be loaned to the Company as permitted by paragraph 6E hereof; and

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

                  (iv) A Subsidiary of the Company may declare and make Stock Payments if all of the capital stock of such Subsidiary is owned by the Company or by a direct or indirect Wholly-Owned Subsidiary of the Company.

                  (g) Paragraph 6M of each of the Agreements is amended in its entirety to read as follows:

                  6M. CAPITAL EXPENDITURES. The Company will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures on or after the date hereof, except for Capital Expenditures not in excess of $3,500,000 in the aggregate by the Guarantor, the Holding Company Guarantor and their respective Subsidiaries in any fiscal year of the Company.

                  (h) Paragraph 7A of each of the Agreements is amended in its entirety to read as follows:

                  7A. ACCELERATION. If any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                  (i) the Company defaults in (x) the payment of any principal of, interest on or Yield-Maintenance Amount payable with respect to any Note when the same shall become due, either by the terms thereof or otherwise as herein provided or (y) in the performance of its obligation to prepay any Note as provided in paragraph 4F; or

                  (ii) the occurrence of an "EVENT OF DEFAULT" under, and as defined in, the Bank Credit Agreement; or

                  (iii) any representation or warranty made or deemed made by the Company herein, by the Guarantor under the Guarantee Agreement, or by the Holding Company under the Holding Company Guarantee Agreement, or any statement made by the Company, the Guarantor, the Holding Company Guarantor, or any Subsidiary of the Company, the Guarantor or the Holding Company Guarantor in any financial statement, certificate, report, exhibit, document or other writing furnished by the Company, the Guarantor, the Holding Company Guarantor or any Subsidiary of the Company, the Guarantor or the Holding Company Guarantor to the holder of a Note pursuant to or in connection with this Agreement, the Guarantee Agreement or the Holding Company Guarantee Agreement shall prove to have been false or misleading in any material respect as of the time when made or deemed made (including by omission of material information necessary to make such representation, warranty or statement not misleading); or

                  (iv) the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or an obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries) prior to any stated maturity, provided that the aggregate amount of all obligations as to which a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or resale to the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries) shall occur and be continuing exceeds $100,000; or

                  (v) the Company fails to perform or observe any agreement contained in paragraph 5E, 5O, 5Q or 6, the Guarantor fails to perform or observe any agreement contained in Section 3.5, 3.15 or 3.16 or Article IV of the Guarantee Agreement or the Holding Company Guarantor fails to perform or observe any agreement contained in Section 3.5 or Article IV of the Holding Company Guarantee Agreement; or

                  (vi) the Company, the Guarantor or the Holding Company Guarantor fails to perform or observe any other agreement, term or condition contained herein, in the Guarantee Agreement or in the Holding Company Guarantee Agreement and such failure shall not be remedied within 30 days after the earlier of any Responsible Officer obtaining actual knowledge or receiving written notice from any holder of Notes of such failure; or

                  (vii) the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

                  (viii) any decree or order for relief in respect of the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "BANKRUPTCY LAW"), of any jurisdiction; or

                  (ix) the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries, or of any substantial part of the assets of the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary of the Guarantor or a Subsidiary of the Holding Company Guarantor permitted by paragraph 6J hereof or
Section 4.10 of the Guarantee Agreement) relating to the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries under the Bankruptcy Law of any other jurisdiction; or

                  (x) any such petition or application is filed, or any such proceedings are commenced, against the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries and the Guarantor, the Holding Company Guarantor or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                  (xi) any order, judgment or decree is entered in any proceedings against the Guarantor, the Holding Company Guarantor or the Company decreeing the dissolution of the Guarantor, the Holding Company Guarantor or the Company and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                  (xii) any order, judgment or decree is entered in any proceedings against the Guarantor, the Holding Company Guarantor or any of their respective Subsidiaries decreeing a split-up of the Guarantor, the Holding Company Guarantor or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of the Company or a Subsidiary whose assets represent a substantial part, of the consolidated assets of the Guarantor, the Holding Company Guarantor, and their respective Subsidiaries (determined in accordance with generally accepted accounting principles) or which requires the divestiture of assets, or stock of the Company or a Subsidiary of the Company, which shall have contributed a substantial part of the Consolidated Net Income of the Guarantor, the Holding Company Guarantor and their respective Subsidiaries for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

                  (xiii) the Guarantee Agreement, the Holding Company Guarantee Agreement or any provision thereof shall cease to be in full force and effect, or the Guarantor shall deny or disaffirm its obligations under the Guarantee Agreement or the Holding Company Guarantor shall deny or disaffirm its obligation under the Holding Company Guarantee Agreement; or

                  (xiv) the Guarantor shall cease to own 100% of the outstanding Capital Stock of the Holding Company Guarantor or the Holding Company Guarantor shall cease to own 100% of the outstanding capital stock of the Company; or

                  (xv) one or more judgments for the payment of money shall have been entered against the Company, the Guarantor, the Holding Company Guarantor or any Subsidiary of the Company, the Guarantor or the Holding Company Guarantor, which judgment or judgments exceed $250,000 in the aggregate, and such judgment or judgments shall have remained undischarged and unstayed for a period of 30 consecutive days; or

                  (xvi) any one or more Pension-Related Events referred to in subsection (a)(ii), (b) or (e) of the definition of "PENSION-RELATED EVENTS" shall have occurred; or any one or more other Pension-Related Events shall have occurred and the Required Holder(s) shall determine in good faith (which determination shall be conclusive) that such other Pension-Related Events, individually or in the aggregate, could have a Material Adverse Effect; or


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

                  (xvii) the expiration or earlier termination of the BB Tech License Agreement;

                  then (a) if such event is an Event of Default specified in clause (i) of this paragraph 7A, the holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) may at its option, by notice in writing to the Company, declare such Note to be, and such Note shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 7A with respect to the Company, the Guarantor or the Holding Company Guarantor, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (c) if such event is not an Event of Default specified in clause (viii), (ix) or (x) of this paragraph 7A with respect to the Company, the Guarantor or the Holding Company Guarantor, the Required Holder(s) may at its or their option, by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

                  (i) Paragraph 10B of each of the Agreements is amended to add the following definitions thereto:

                  "HOLDING COMPANY GUARANTOR" shall mean BBox Holding Company, a Delaware corporation.

                  "HOLDING COMPANY GUARANTEE AGREEMENT" shall mean that certain Guarantee Agreement dated as of November 21, 1996, made by the Holding Company Guarantor in favor of the Noteholders, as amended, modified or supplemented from time to time.

                  (j) The following definition in paragraph 10B of each of the Agreements are amended in its entirety to read as follows:

                  "BANK CREDIT AGREEMENT" shall mean, collectively, the Credit Agreement, dated as of May 6, 1994, between the Bank and the Company as amended by that certain First Amendment to Credit Agreement, dated as of March 30, 1995, by that certain Second Amendment to Credit Agreement, dated as of August 1, 1995, by that certain Third Amendment to Credit Agreement, dated as of April 1, 1996, by that certain Fourth Amendment to Credit Agreement dated as of November 21, 1996, and by that certain Fifth Amendment to Credit Agreement, dated as of November 21, 1996, and any and all documents delivered in connection therewith, including, without limitation the Guaranty and Suretyship Agreement, dated as of May 6, 1994, by the Guarantor in favor of the Bank, as amended by that certain First Amendment to Guaranty and Suretyship Agreement, dated as of March 30, 1995, and that certain Second Amendment to Guaranty and Suretyship Agreement, dated as of November 21, 1996, and that certain Guaranty and Suretyship Agreement, dated as of November 21, 1996, by the Holding Company Guarantor in favor of the Bank.

                  (k) New EXHIBIT I is added to each of the Agreements in the form attached to this Second Modification as EXHIBIT I.

                  3. CONSENT TO BANK CREDIT AGREEMENT AMENDMENT. Pursuant to
Section 4.18 of the Guarantee Agreement, the Noteholders consent to the Fifth Amendment to Credit Agreement, dated as of November 21, 1996, between the Bank and the Company substantially in the form attached to this Modification as EXHIBIT A (the "FIFTH AMENDMENT").

                  4. INDUCING REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each Noteholder as follows:

                  (a) This Second Modification and the Restructuring have each been duly authorized by all necessary corporate action on the part of the Company. This Second Modification, when executed and delivered by the Company will constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Except for the consent of the Bank, which has been delivered contemporaneously herewith, no further consent of any other Person is required for the execution, delivery and performance of this Second Modification.

                  (b) The execution, delivery and performance by the Company of this Second Modification and the consummation by the Company of the Restructuring will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, including without limitation the agreements or instruments set forth in Schedule 8G to the Agreements, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

                  (c) No consent, approval or authorization of, or registration, filing or declaration with any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Second Modification or the consummation by the Company of the Restructuring except, in the case of the Restructuring, for any such authorization, registration, filing or declaration which has been made or obtained.

                  (d) After giving effect to each of this Second Modification and the Restructuring, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the Company shall deliver to each of the Noteholders an Officer's Certificate, dated as of the Effective Date (as defined below), to such effect.

                  5. CONDITIONS TO EFFECTIVENESS. This Second Modification shall become effective (the "EFFECTIVE DATE") when and only when each of the following conditions has been satisfied:

                  (a) HOLDING COMPANY GUARANTEE AGREEMENT. The Holding Company Guarantor shall have executed and delivered to the Noteholders the Holding Company Guarantee Agreement substantially in the form of Exhibit B to this Second Modification, and a guarantee of each of the Notes, and each of the Holding Company Guaranty Agreement and such guaranty of the Notes shall be in full force and effect, with no event having occurred and continuing or conditions then existing that would constitute a default thereunder or provide a basis for the termination thereof.

                  (b) AMENDMENT TO GUARANTEE AGREEMENT. The Guarantor shall have executed and delivered to the Noteholders the Amendment to Guarantee Agreement substantially in the form of Exhibit C attached to this Second Modification and the Guaranty Agreement, as amended by the Amendment to Guaranty Agreement, shall be in full force and effect, with no event having occurred and continuing or conditions then existing that would constitute a default thereunder or provide a basis for the termination thereof.

                  (c) AMENDMENTS TO BANK CREDIT AGREEMENT. The Fifth Amendment to the Bank Credit Agreement (the "FIFTH AMENDMENT") and all other agreements delivered in connection with the Fifth Amendment shall have been duly executed and delivered by the parties thereto, in each case (including without limitation all schedules and exhibits thereto) in substantially the form attached hereto as Exhibit A, and on the date hereof the Fifth Amendment and all such other certificates, documents and agreements shall be in full force and effect and no default or event of default shall exist thereunder and the Noteholders shall have received an Officer's Certificate from the Company to that effect.

                  (d) CONSENT. The Noteholders shall have received from the Bank written consent to the execution and delivery (i) by the Company of this Second Modification, (ii) by the Guarantor of the Amendment to Guarantee Agreement and (iii) by the Holding Company Guarantor of the Holding Company Guarantee Agreement.

                  (e) CAPITALIZATION, ETC. The corporate and capital structure of the Holding Company Guarantor, the articles of incorporation and by-laws of the Holding Company Guarantor, and the terms, conditions, amounts and holders of all equity, debt and other indebtedness, obligations and liabilities of the Holding Company Guarantor, shall be satisfactory to the Noteholders.

                  (f) CORPORATE PROCEEDINGS. The Noteholders shall have received the following:

                  (i) certificate by the Secretary or Assistant Secretary of the Company dated as of the Effective Date as to a (a) true and correct copies of all corporate action by the Company relating to the Second Modification and the Restructuring and (b) the incumbency and signature of the officers of the Company executing the Second Modification, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary;

                  (ii) certificate by the Secretary or Assistant Secretary of the Guarantor dated as of the Effective Date as to (a) true and correct copies of all corporate action by the Guarantor relating to the Amendment to Guarantee Agreement and the consent of the Guarantor to this Second Modification and (b) the incumbency and signature of the officers of the Guarantor executing the Amendment to Guarantee Agreement and the consent of the Guarantor to this Second Modification, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary; and

                  (iii) certificate by the Secretary or Assistant Secretary of the Holding Company Guarantor dated as of the Effective Date as to (a) true and correct copies of the certificate of incorporation and by-laws of the Holding Company Guarantor in effect on the date hereof, (b) true and correct copies of all corporate action by the Holding Company Guarantor relating to the Holding Company Guarantee Agreement, and (c) the incumbency and signature of the officers of the Holding Company Guarantor executing the Holding Company Guarantee Agreement, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary; and

                  (iv) certificates from the Secretary of State of the State of Delaware dated not more than thirty (30) days before the Effective Date showing the good standing of each of the Company, the Guarantor and Holding Company Guarantor in the State of Delaware.

                  (g) OPINION OF COUNSEL TO THE COMPANY, THE GUARANTOR AND THE HOLDING COMPANY GUARANTOR. The Noteholders shall have received from Buchanan Ingersoll Professional Corporation, special counsel for Company, the Guarantor and the Holding Company Guarantor, opinions addressed to the Noteholders, dated the Effective Date, satisfactory to the Noteholders and substantially in the form of Exhibits D-1, D-2 and D-3, respectively, attached to this Second Modification, and the Company, by its execution of this Second Modification, authorizes and directs such counsel to render such opinions to Noteholders.

                  (h) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of each of the Company, the Guarantor and the Holding Company Guarantor made in this Second Modification, in the Amendment to Guarantee Agreement and the Holding Company Guarantee Agreement, respectively, shall be true and correct in all material respects on and as of the Effective Date and the Noteholders shall have received an Officer's Certificate from each of the Company, the Guarantor and the Holding Company Guarantor to that effect and, in the case of the Company, covering the matters described in Section 4(d) of this Second Modification.

                  (i) FEES AND EXPENSES. The Company shall have paid (a) the fees and expenses of Schiff Hardin & Waite, special counsel to the Noteholders and (b) any expenses of the Noteholders, including, without limitation fees, expenses and disbursements of counsel, in connection with this Second Modification, in each case as required under Section 11B of each of the Agreements.

                   6. NO OTHER AMENDMENTS. Except as otherwise expressly amended above, the Agreements shall remain in full force and effect and are hereby ratified and confirmed.


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



                  IN WITNESS WHEREOF, the parties have caused this Second Modification of Note Purchase Agreements to be duly executed and delivered by their proper and duly authorized officers, as of the day and year first above written.

                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                           AMERICA

                                        By:  /s/ KEVIN J. KRASKA
                                             -----------------------
                                             Name:  Kevin J. Kraska
                                             Title: Vice President

                                        THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                           THE UNITED STATES

                                        By:  /s/ JOEL SEREBRANSKY
                                             -----------------------
                                             Name: Joel Serebransky
                                             Title: Investment Officer

                                        EQUITABLE VARIABLE LIFE INSURANCE
                                           COMPANY

                                        By:  /s/ JOEL SEREBRANSKY
                                             -----------------------
                                             Name: Joel Serebransky
                                             Title: Investment Officer

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                          COMPANY

                                        By:  /s/ MARK A. AHMED
                                            -----------------------------
                                            Name: Mark A. Ahmed
                                            Title: Managing Director

                                        BLACK BOX CORPORATION OF PENNSYLVANIA

                                        By:  /s/ FREDERICK C. YOUNG
                                            -----------------------------
                                            Name: Frederick C. Young
                                            Title: Vice President

                              CONSENT OF GUARANTOR

                  BLACK BOX CORPORATION, a Delaware corporation (formerly known as MB Communications, Inc.), is the Guarantor under that certain Guarantee Agreement (the "GUARANTEE"), dated as of May 6, 1994, as amended, made by the Guarantor in favor of each holder of any Notes (the "HOLDERS"), and as such hereby consents to that certain Modification of Note Purchase Agreements dated as of November 21, 1996, by and among Black Box Corporation of Pennsylvania and The Prudential Insurance Company of America, The Equitable Life Assurance Society of America Equitable Variable Life Insurance Company and Massachusetts Mutual Life Insurance Company (the "SECOND MODIFICATION") and the amendments and agreements contained therein and confirms and agrees that, notwithstanding the Modification and the effectiveness of the amendments and agreements contained therein, the Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Nothing herein is intended or shall be deemed to limit any Holder's rights under the Guarantee to take actions without the consent of the undersigned.

Dated as of November 21, 1996

                                        BLACK BOX CORPORATION

                                        By:
                                             ----------------------------
                                             Name: Frederick C. Young
                                             Title: Vice President

                                                                       EXHIBIT A

                  FORM OF FIFTH AMENDMENT TO CREDIT AGREEMENT

                                 (See Attached)

                                                                       EXHIBIT B

                   FORM OF HOLDING COMPANY GUARANTY AGREEMENT

                                 (See Attached)

                                                                       EXHIBIT C

                    FORM OF AMENDMENT TO GUARANTY AGREEMENT

                                 (See Attached)

                                                                     EXHIBIT D-1

                   FORM OF OPINION OF COUNSEL TO THE COMPANY

                                 (See Attached)

                                                                     EXHIBIT D-2

                  FORM OF OPINION OF COUNSEL TO THE GUARANTOR

                                 (See Attached)

                                                                     EXHIBIT D-3

           FORM OF OPINION OF COUNSEL TO THE HOLDING COMPANY GUARANTOR

                                 (See Attached)

                                                                       EXHIBIT I

                              FORM OF DEMAND NOTE

                                 (See Attached)